UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 30, 2011

TELTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17893	59-2937938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2511 CORPORATE WAY PALMETTO, FLORIDA 34221
(Address of principal executive offices, including zip code)

(941) 753-5000
Registrant's telephone number, including area code:

2150 Whitfield Industrial Way, Sarasota, Florida 34243
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Teltronics, Inc. has put itself up for sale as a means to exit Chapter 11 bankruptcy.

Item 9.01         Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

99.1           Teltronics, Inc. Pursues Sale.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
Date: August 30, 2011	By: /s/ Ewen R. Cameron
Ewen R. Cameron President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Teltronics, Inc. Pursues Sale.

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